UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 21, 2012

Date of Report (Date of earliest event reported)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Hartford Plaza, Hartford, Connecticut 06155

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:    (860) 547-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05	Costs Associated with Exit or Disposal Activities.

On March 21, 2012, The Hartford Financial Services Group, Inc. (the “Company”) announced that it is placing its Individual Annuity business into runoff. The Company will stop new sales in the Individual Annuity business effective April 27, 2012. The Company expects to recognize an after-tax charge of approximately $15-$20 million in the second quarter of 2012 in connection with the cessation of new Individual Annuity business, the majority of which consists of cash expenditures. The Company may in the future incur additional charges in connection with this action but cannot reasonably estimate those costs at this time.

Item 7.01	Regulation FD Disclosure

The information furnished on Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

On March 21, 2012, the Company announced the completion of an evaluation of its businesses and strategy. As a result of this review, which was conducted by the Company’s management and Board of Directors over the past several quarters, the Company announced that it will focus on its Property and Casualty, Group Benefits and Mutual Fund businesses, place its Individual Annuity business into runoff and pursue sales or other strategic alternatives for the Individual Life, Woodbury Financial Services and Retirement Plans businesses. Starting in the second quarter of 2012, financial results for the Individual Annuity segment, which consists of U.S. variable, fixed and fixed indexed annuities, will be reported in the Life Other Operations segment.

In light of the Company’s March 21, 2012 announcement, the Company is also updating and replacing the second risk factor entitled “As a result of our ongoing evaluation of the Company’s strategy and business portfolio, we may pursue one or more transactions or take other actions, which may include discontinuance or placing in run-off certain lines of business and/or pursuing strategic acquisitions, divestitures or restructurings, any of which could subject the Company to a number of challenges, uncertainties and risks or negatively impact our business, financial condition, results of operations or liquidity” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 with the following:

The actions announced by the Company on March 21, 2012, and related implementation plans and objectives, involve a number of challenges, uncertainties and risks that may prevent the Company from implementing any such action or initiative as currently contemplated or at all, or, if concluded, from achieving some or all of the anticipated benefits from such announced actions.

The actions announced by the Company on March 21, 2012 are subject to challenges, uncertainties and risks, including, among others, that the Company may be unable to sell the Individual Life, Woodbury Financial Services and Retirement Plans businesses at an appropriate price or at all or find strategic alternatives to their sale. No assurance can be given that the carrying value of any such business may not be impaired at some future time. All these announced actions may be subject to significant execution risks, costs and delays, and estimated charges may be subject, depending on subsequent events, to upward adjustments. The Company may not achieve all of the benefits it expects to derive from the actions announced on March 21, 2012, including in respect of enhanced shareholder value.

The Company’s announcement and related implementation plans and objectives could also adversely affect not only the businesses with respect to which the Company has announced its intention to sell or execute other strategic alternatives, but also on its ongoing businesses. These adverse effects may include loss of customers, surrenders, withdrawals, contract terminations or other adverse impacts on the Company’s relationships with its business partners and other stakeholders. Further, the Company may not be able to retain employees that are necessary to the success of its implementation plans and objectives. As a consequence, the matters described above may adversely affect the Company’s business, financial condition, results of operations or liquidity.

In addition, the Company’s statements regarding outlook as set forth in Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Outlook,” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, should now be viewed in the context of, and subject to, all of the challenges, uncertainties and risks noted above which may result from the Company’s planned actions as announced on March 21, 2012.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of The Hartford Financial Services Group, Inc. dated March 21, 2012

Cautionary Language Regarding Forward-Looking Statements:

This Current Report on Form 8-K contains certain forward-looking statements by the Company under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included or incorporated in this Current Report on Form 8-K could be deemed forward-looking statements, particularly statements about the future financial performance of the Company. These forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans” or “anticipates,” or by discussions of strategy, plans or intentions. Forward-looking statements in this Current Report on Form 8-K include, without limitation, statements regarding the expected completion and timing of the Company’s placement of its Individual Annuity business into runoff and cessation of new Individual Annuity sales and the exploration of sales or other strategic alternatives for the Individual Life, Woodbury Financial Services and Retirement Plans businesses, and the anticipated effects thereof, including estimated charges. All forward-looking statements in this document are made based on information available to management as of the date of this Current Report on Form 8-K and management’s current expectations, forecasts and assumptions, and involve risks, uncertainties and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. Such factors include the risks as set forth in this Current Report on Form 8-K, as well as the additional risks set forth in Item 1A, “Risk Factors,” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and other Company filings with the Securities and Exchange Commission. The Company assumes no obligation to update the information included in this Current Report on Form 8-K, which speaks as of the date issued.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

March 21, 2012	By:	/s/ David C. Robinson
		Name:	David C. Robinson
		Title:	Senior Vice President and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of The Hartford Financial Services Group, Inc. dated March 21, 2012